MML SERIES INVESTMENT FUND II

Supplement dated November 24, 2008 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.

Effective January 1, 2009, the information for Christopher Leavy found under OppenheimerFunds, Inc. (“OFI”) in the section titled About the Investment Adviser and Sub-Advisers is hereby deleted.

Effective January 1, 2009, the following information supplements the information found under OFI:

John Damian

is a co-portfolio manager of a portion of the MML Equity Fund. Mr. Damian has been a Vice President of OFI since September 2001. Previously, he was a Senior Analyst/Director for Citigroup Asset Management since 1999 and prior to that was a Senior Research Analyst for Pzena Investment Management from 1997 to 1999.

Mitch Williams

is a co-portfolio manager of a portion of the MML Equity Fund. Mr. Williams, a Chartered Financial Analyst, has been a Vice President of OFI since July 2006 and was a Senior Research Analyst of OFI since April 2002. Previously, he was a Research Analyst for Evergreen Funds from 2000 to 2002 and a Senior Research Associate with Credit Suisse First Boston from 1999 to 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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